Exhibit 99.1

Investor Relations:

Brian Norris

Vice President of Finance and Investor Relations

bnorris@evolvtechnology.com

Evolv Technology Announces $75 Million in Non-Dilutive Debt Financing with Silicon Valley Bank

– Facility Expected to Support Company’s Rapidly Growing Subscription Offering –

Waltham, Massachusetts – December 21, 2022 – Evolv Technology (NASDAQ: EVLV), the leader in AI-based weapons detection security screening, today announced that it has closed a $75 million non-dilutive debt financing facility with Silicon Valley Bank, the bank of the world’s most innovative companies and investors.

“Today’s announcement is consistent with our previously disclosed capital allocation plans,” said Mark Donohue, Chief Financial Officer of Evolv Technology. “We believe the non-dilutive capital from this debt facility will further strengthen our already strong balance sheet and support our rapidly growing subscription business. Evolv Express® is the industry’s leading AI-based weapons detection solution and is comprised of highly advanced hardware and software, which we deliver to our customers through long term subscription contracts. We believe this program with Silicon Valley Bank will enable us to offset any cash we deploy to fund these hardware purchases from our contract manufacturer, enabling us to operate a capital free SaaS model while more effectively supporting our long-term growth plans.”

“Silicon Valley Bank is pleased to continue to work with Evolv Technology and support its continued growth,” said Yvonne McCague, Managing Director at Silicon Valley Bank. “Evolv Express is deployed at over 400 customers across education, healthcare, professional sports and various other markets. The program announced today is designed to significantly reduce the capital required to support Evolv Technology’s growth plans while also supporting its mission to make a safer world for people to live, work, learn and play.”

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 425 million people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, and Evolv Cortex AI® are registered trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.

About Silicon Valley Bank

Silicon Valley Bank, the bank of the world’s most innovative companies and investors, provides commercial banking services, expertise and insights to the technology, life science and healthcare, private equity, venture capital and premium wine industries. Silicon Valley Bank operates in centers of innovation around the world and is one of SVB’s core businesses with SVB Capital, SVB Private and SVB Securities. With global commercial banking services, Silicon Valley Bank helps address the unique needs of its dynamic, fast-growing, innovative clients. Learn more at svb.com.

Forward-Looking Statements

This press release contains forward-looking statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release that do not relate to matters of historical fact, including without limitation statements regarding the anticipated benefits and impacts of our financing agreement with Silicon Valley Bank on our business strategy and growth plans and expectations regarding the facility’s ability to support the Company’s subscription business, are forward-looking statements. Statements using words or phrases such as "may," "will," "expect," "anticipate," "aim," "estimate," "intend," "plan," "believe," "potential," "continue," "is/are likely to" or other similar expressions. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events or our Company’s performance and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, without limitation, expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, including variants, vaccine roll-out efforts, and local, state, and federal responses to addressing the pandemic may have an adverse effect on the Company’s business operations, as well as the Company’s financial condition and results of operations; risks associated with inflation and its possible impact on the Company; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources; and the other important risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") on March 28, 2022, as may be updated in other filings we make with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended on September 30, 2022 that was filed with the SEC on November 9, 2022. These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.